Exhibit 99.5

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.	Form S-3 (File No. 333-262341 and 333-282228) of CompoSecure, Inc.

2.	Form S-8 (File No. 333-288316, 333-281483, 333-273982 and 333-263617) of CompoSecure, Inc.

of our report dated February 27, 2025, relating to the consolidated financial statements of Husky Technologies Limited as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, appearing in the Definitive Proxy Statement of CompoSecure, Inc. filed with the Securities and Exchange Commission on November 24, 2025, and incorporated by reference in this Current Report on Form 8-K of CompoSecure, Inc.

/s/ Ernst & Young LLP

Chartered Professional Accountants

Licensed Public Accountants

Toronto, Canada

January 12, 2026